UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2005

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2005-HE11 Asset-Backed Certificates, Series 2005-HE11, which was made on December 27, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

(Exhibit No. Description)
99.1 Monthly distribution report pursuant to section 5.06 of the Pooling and Servicing Agreement for the distribution on December 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: January 3, 2006
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Administrator:
Christopher Lewis 312.904.7992
christopher.lewis@abnamro.com
Analyst:
William Wong 714.259.6243
william.wong@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Bond Principal Reconciliation
Rating Information
Swap Summary Report
YM Agreement Summary Report
Asset-Backed Facts - End of Month Scheduled Balances
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Page 2-3
Page 4-8

Page 16-20
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 21-25
Page 26-30

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS05HE11
BS05HE11_200512_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Nov-05
27-Dec-05
26-Nov-35
Parties to The Transaction
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns Asset Backed Securities, Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.418397%
4.378750%
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE11
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
345
Bond Payments
Statement Date:
ABN AMRO Acct: 723177.2
1000.000000000
34.302132581
0.000000000
965.697867419
3.255000000
4.4987500000%
0.00
0.00
0.000000000
4.3400000000%
0.000000000
0738793K2
A-1
328,236,000.00
11,259,194.79
0.00
316,976,805.21
1,068,408.18
328,236,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.352500000
4.6287500000%
0.00
0.00
0.000000000
4.4700000000%
0.000000000
0738793L0
A-2
122,392,000.00
0.00
0.00
122,392,000.00
410,319.18
122,392,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.420000000
4.7187500000%
0.00
0.00
0.000000000
4.5600000000%
0.000000000
0738793M8
A-3
26,953,000.00
0.00
0.00
26,953,000.00
92,179.26
26,953,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.487500195
4.8087500000%
0.00
0.00
0.000000000
4.6500000000%
0.000000000
0738793N6
M-1
25,642,000.00
0.00
0.00
25,642,000.00
89,426.48
25,642,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.502500105
4.8287500000%
0.00
0.00
0.000000000
4.6700000000%
0.000000000
0738793P1
M-2
23,719,000.00
0.00
0.00
23,719,000.00
83,075.80
23,719,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.525000300
4.8587500000%
0.00
0.00
0.000000000
4.7000000000%
0.000000000
0738793Q9
M-3
16,667,000.00
0.00
0.00
16,667,000.00
58,751.18
16,667,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.652500105
5.0287500000%
0.00
0.00
0.000000000
4.8700000000%
0.000000000
0738793R7
M-4
23,719,000.00
0.00
0.00
23,719,000.00
86,633.65
23,719,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.690000000
5.0787500000%
0.00
0.00
0.000000000
4.9200000000%
0.000000000
0738793S5
M-5
9,936,000.00
0.00
0.00
9,936,000.00
36,663.84
9,936,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.215000473
5.7787500000%
0.00
0.00
0.000000000
5.6200000000%
0.000000000
0738793T3
M-6
10,577,000.00
0.00
0.00
10,577,000.00
44,582.06
10,577,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.290000000
5.8787500000%
0.00
0.00
0.000000000
5.7200000000%
0.000000000
0738793U0
M-7
8,334,000.00
0.00
0.00
8,334,000.00
35,752.86
8,334,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.777500000
6.5287500000%
0.00
0.00
0.000000000
6.3700000000%
0.000000000
0738793V8
M-8
7,052,000.00
0.00
0.00
7,052,000.00
33,690.93
7,052,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.040000000
6.8787500000%
0.00
0.00
0.000000000
6.7200000000%
0.000000000
0738793W6
M-9
6,731,000.00
0.00
0.00
6,731,000.00
33,924.24
6,731,000.00
1000.000000000
0.000000000
0.000000000
1000.000000000
5.040000000
6.8787500000%
0.00
0.00
0.000000000
6.7200000000%
0.000000000
0738793X4
M-10
6,410,000.00
0.00
0.00
6,410,000.00
32,306.40
6,410,000.00
1000.000000000
0.000000000
0.000000000
982.436554940
2.482045537
0.00
4,622.76
0.007211252
N/A
0.000000000
N
0738794D7
CE
641,048,174.31
0.00
0.00
629,789,159.92
1,591,110.76
641,048,174.31
1000.000000000
0.000000000
0.000000000
1000.000000000
1288574.900000000
0.00
128,857.49
1288574.900000000
N/A
0.000000000
0738794C9
P
100.00
0.00
0.00
100.00
128,857.49
100.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
0738793Y2
R-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
0738793Z9
R-2
0.00
0.00
0.00
0.00
0.00
0.00
23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.418397%
4.378750%
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Bear Stearns Asset Backed Securities I Trust
Asset-Backed Certificates
Series 2005-HE11
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
345
Bond Payments
Statement Date:
ABN AMRO Acct: 723177.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
0738794A3
R-3
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
0738794B1
RX
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
133,480.25
616,368,100.00
616,368,100.00
15,084,877.10
Total
605,108,905.21
11,259,194.79
0.00
3,825,682.31
23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Statement Date:
Cash Reconciliation Summary
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
3,821,239.93
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
380,054.98
58,335.68
10,820,623.73
0.00
0.00
0.00
15,083,726.66
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
641,048,174.31
380,054.98
10,824,697.17
0.00
0.00
0.00
629,789,159.92
4,768
68
0
0
4,700
218,385.21
Extra Principal
Trigger Event
No
180.40
11,259,194.79
Overcollateralization Amt
24,680,354.71
Less Extra Principal
Remittance Interest
)
(180.40
3,821,059.53
0.00
10,879,139.81
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(3,472.34
3,824,712.27
Total Fees
221,857.56
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.39
0
0.00
3,472.34
LPMI Fees
0.00
0.00
0.00
Current Prepayment Charges
128,857.49
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Statement Date:
Cash Reconciliation Summary Fixed 1st Lien
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
727,707.58
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
128,077.83
26,787.02
1,345,828.21
0.00
0.00
0.00
2,229,104.96
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
130,028,330.36
128,077.83
1,362,806.62
0.00
0.00
0.00
128,527,637.30
1,131
10
0
0
1,121
48,414.10
Trigger Event
No
1,500,693.06
Overcollateralization Amt
24,680,354.71
Remittance Interest
727,707.58
0.00
1,372,615.23
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(704.32
728,411.90
Total Fees
49,118.42
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.39
0
0.00
704.32
LPMI Fees
0.00
0.00
0.00
Current Prepayment Charges
19,230.06
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Statement Date:
Cash Reconciliation Summary Fixed 2nd Lien
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
186,266.16
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
12,912.72
4,419.02
416,004.62
0.00
0.00
0.00
619,725.93
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
22,782,247.83
12,912.72
418,906.36
0.00
0.00
0.00
22,348,911.47
478
6
0
0
472
8,074.73
Trigger Event
No
433,336.36
Overcollateralization Amt
24,680,354.71
Remittance Interest
186,266.16
0.00
420,423.64
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(123.40
186,389.57
Total Fees
8,198.13
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.39
0
0.00
123.40
LPMI Fees
0.00
0.00
0.00
Current Prepayment Charges
3,656.30
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Statement Date:
Cash Reconciliation Summary ARM 228
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
2,314,585.92
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
191,385.55
21,255.65
7,528,628.01
0.00
0.00
0.00
10,057,927.48
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
382,586,571.73
191,385.55
7,513,685.48
0.00
0.00
0.00
374,845,302.52
2,482
41
0
0
2,441
125,208.29
Trigger Event
No
7,741,269.21
Overcollateralization Amt
24,680,354.71
Remittance Interest
2,314,585.92
0.00
7,549,883.66
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(2,072.34
2,316,658.27
Total Fees
127,280.64
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.39
0
0.00
2,072.34
LPMI Fees
0.00
0.00
0.00
Current Prepayment Charges
90,091.63
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Statement Date:
Cash Reconciliation Summary ARM 327
0
0
0.00
0.00
Interest Summary
Total Trustee Fees
Available Interest
592,680.26
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
47,678.88
5,873.99
1,530,162.89
0.00
0.00
0.00
2,176,968.30
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
105,651,024.39
47,678.88
1,529,298.71
0.00
0.00
0.00
104,067,308.63
677
11
0
0
666
36,688.09
Trigger Event
No
1,583,715.76
Overcollateralization Amt
24,680,354.71
Remittance Interest
592,680.26
0.00
1,536,036.88
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(572.28
593,252.54
Total Fees
37,260.36
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
0.39
0
0.00
572.28
LPMI Fees
0.00
0.00
0.00
Current Prepayment Charges
15,879.50
Cumulative Prepayment Charges
0.00

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Interest Adjustments Summary
Statement
Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
128,857.49
128,857.49
Total Excess Allocated to the Bonds
128,857.49
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
128,857.49
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss
Interest Income
0.00

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Class
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Bond Interest Reconciliation
Additions
Accrual
Method Days
Statement Date:
Accrued
Certificate
Interest
Prior
Int Carry-Fwd
Shortfall
Prior
Shortfall
Reimbursement
Other
Int ere st
Proceeds
Other
Int ere st
Losses
Current
Int Carry-Fwd
Shortfall
Remaining
Int Carry-Fwd
Shortfall
Net Cap Rate
in Effect
Y/ N
Distributable
Certificate
Int ere st
Int ere st
Payment
Amount
Deductions
Outstanding
Deposits from YM
Agreement
Remaining Basis Risk
Carry-Fwd Shortfall
Current Basis Risk
Carry-Fwd Shortfall
0.00
0.00
0.00
No
0.00
0.00
A-1
Act/360
27
1,068,408.18
0.00
1,068,408.18
1,068,408.18
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
A-2
Act/360
27
410,319.18
0.00
410,319.18
410,319.18
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
A-3
Act/360
27
92,179.26
0.00
92,179.26
92,179.26
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-1
Act/360
27
89,426.48
0.00
89,426.48
89,426.48
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-2
Act/360
27
83,075.80
0.00
83,075.80
83,075.80
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-3
Act/360
27
58,751.18
0.00
58,751.18
58,751.18
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-4
Act/360
27
86,633.65
0.00
86,633.65
86,633.65
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-5
Act/360
27
36,663.84
0.00
36,663.84
36,663.84
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-6
Act/360
27
44,582.06
0.00
44,582.06
44,582.06
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-7
Act/360
27
35,752.86
0.00
35,752.86
35,752.86
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-8
Act/360
27
33,690.93
0.00
33,690.93
33,690.93
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-9
Act/360
27
33,924.24
0.00
33,924.24
33,924.24
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
M-10
Act/360
27
32,306.40
0.00
32,306.40
32,306.40
0.00
0.00
0.00
0.00
0.00
0.00
No
0.00
0.00
CE
0
1,586,488.00
0.00
1,591,110.76
1,591,110.76
0.00
4,622.76
0.00
0.00
0.00
0.00
No
0.00
0.00
P
0
0.00
0.00
128,857.49
128,857.49
0.00
0.00
0.00
3,692,202.06
0.00
0.00
0.00
0.00
0.00
3,825,682.31
3,825,682.31
0.00
0.00
4,622.76
0.00
(2) Interest Carry-Forward Shortfall is unpaid interest with interest thereon
(3) Basis Risk Carry-Forward Shortfall - difference between LIBOR plus margin and the Net Rate Cap.
23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Bond Principal Reconciliation
Credit Support
Original
Current(4)
Statement Date:
Beginning
Class Balance
Unscheduled
Principal
Payment
Extra
Principal
Payment Amt
Prior
Loss
Reimburs.
Rated
Final
Maturity
Class
Current
Losses
Original
Class Balance
Scheduled
Principal
Payment
Ending
Class Balance
Cumulative
Losses
Interest on
Losses
Additions
Losses
5.00
1.00
A-1
NA
NA
11/26/2035
316,976,805.21
0.00
0.00
328,236,000.00
328,236,000.00
380,054.98
0.00
0.00
180.40
10,878,959.41
A-2
NA
NA
11/26/2035
122,392,000.00
0.00
0.00
122,392,000.00
122,392,000.00
0.00
0.00
0.00
0.00
0.00
A-3
NA
NA
11/26/2035
26,953,000.00
0.00
0.00
26,953,000.00
26,953,000.00
0.00
0.00
0.00
0.00
0.00
M-1
NA
NA
11/26/2035
25,642,000.00
0.00
0.00
25,642,000.00
25,642,000.00
0.00
0.00
0.00
0.00
0.00
M-2
NA
NA
11/26/2035
23,719,000.00
0.00
0.00
23,719,000.00
23,719,000.00
0.00
0.00
0.00
0.00
0.00
M-3
NA
NA
11/26/2035
16,667,000.00
0.00
0.00
16,667,000.00
16,667,000.00
0.00
0.00
0.00
0.00
0.00
M-4
NA
NA
11/26/2035
23,719,000.00
0.00
0.00
23,719,000.00
23,719,000.00
0.00
0.00
0.00
0.00
0.00
M-5
NA
NA
11/26/2035
9,936,000.00
0.00
0.00
9,936,000.00
9,936,000.00
0.00
0.00
0.00
0.00
0.00
M-6
NA
NA
11/26/2035
10,577,000.00
0.00
0.00
10,577,000.00
10,577,000.00
0.00
0.00
0.00
0.00
0.00
M-7
NA
NA
11/26/2035
8,334,000.00
0.00
0.00
8,334,000.00
8,334,000.00
0.00
0.00
0.00
0.00
0.00
M-8
NA
NA
11/26/2035
7,052,000.00
0.00
0.00
7,052,000.00
7,052,000.00
0.00
0.00
0.00
0.00
0.00
M-9
NA
NA
11/26/2035
6,731,000.00
0.00
0.00
6,731,000.00
6,731,000.00
0.00
0.00
0.00
0.00
0.00
M-10
NA
NA
11/26/2035
6,410,000.00
0.00
0.00
6,410,000.00
6,410,000.00
0.00
0.00
0.00
0.00
0.00
CE
NA
NA
11/26/2035
629,789,159.92
0.00
0.00
641,048,174.31
641,048,174.31
0.00
0.00
0.00
0.00
0.00
P
NA
NA
11/26/2035
100.00
0.00
0.00
100.00
100.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
380,054.98
0.00
10,878,959.41
180.40
616,368,100.00
605,108,905.21
616,368,100.00
23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

(1) Extra Principal Amounts: the lessor of (i) the excess, if any, of the overcollateralization Target Amount over the Overcollateralization Amount.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
A-1
0738793K2
NR
Aaa
AAA
A-2
0738793L0
NR
Aaa
AAA
A-3
0738793M8
NR
Aaa
AAA
M-1
0738793N6
NR
Aa1
AA+
M-2
0738793P1
NR
Aa2
AA
M-3
0738793Q9
NR
Aa3
AA-
M-4
0738793R7
NR
A2
A
M-5
0738793S5
NR
A3
A-
M-6
0738793T3
NR
Baa1
BBB+
M-7
0738793U0
NR
Baa2
BBB
M-8
0738793V8
NR
Baa3
BBB-
M-9
0738793W6
NR
Ba1
BB+
M-10
0738793X4
NR
Ba2
BB
CE
0738794D7
NR
NR
NR
P
0738794C9
NR
NR
NR

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1)
Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to
LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
SWAP Payments
Statement Date:
Net Swap payment payable to the Swap Provider
Net Swap payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Administrator
Swap Termination payment payable to the Swap Provider
0.00
0.00
0.00
0.00

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Yield Maintenance Agreement
Statement Date:
Amount paid to the Derivative Administrator
4,622.76

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
End of Month Scheduled Balance Reporting
Statement Date:
- Summary of Servicer Delinquency Status
Total
Type
Count
Count (%)
Sch UPB
Sch UPB (%)
Arrears
Arrears (%)
F/C Quick Sale Value
REO Book Value
613,949,549.08
0.00
0.00
0.00
%
96.5825
%
0.0000
0
4,552
%
95.4698
19,268,456.34
0.00
0.00
0.00
%
3.0312
%
0.0000
30
149
%
3.1250
1,352,703.73
0.00
0.00
0.00
%
0.2128
%
0.0000
60
15
%
0.3146
122,245.06
0.00
0.00
0.00
%
0.0192
%
0.0000
90+
2
%
0.0419
663,948.62
0.00
0.00
0.00
%
0.1044
%
0.0000
BKY0
8
%
0.1678
317,051.89
0.00
0.00
0.00
%
0.0499
%
0.0000
BKY30
4
%
0.0839
0.00
0.00
0.00
0.00
%
0.0000
%
0.0000
PIF
38
%
0.7970
Total:
4,768
635,673,954.72
0.00
%
100.0000
%
100.0000
%
0.0000
0.00
0.00
DLQ Total:
170
21,060,457.02
0.00
0.00
0.00
3.5654%
3.3131%
0.0000%

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
3.21%
3.08%
0.32%
0.21%
2
0.04%
122,245
0.02%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
151
19,409,957
15
1,352,704
0
0
0
0
4,532
608,904,254
96.43%
96.68%

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed 1st Lien
1.61%
1.50%
0.18%
0.17%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
18
1,933,048
2
219,868
0
0
0
0
1,101
126,374,721
98.22%
98.32%

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed 2nd Lien
1.91%
1.43%
2.12%
1.68%
2
0.42%
122,245
0.55%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
9
320,623
10
376,356
0
0
0
0
451
21,529,687
95.55%
96.33%

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
ARM 228
4.51%
4.04%
0.12%
0.20%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
110
15,155,130
3
756,479
0
0
0
0
2,328
358,933,693
95.37%
95.76%

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
ARM 327
2.10%
1.92%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Dec-05
14
2,001,156
0
0
0
0
0
0
652
102,066,153
97.90%
98.08%

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
4
317,052
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.09%
0.05% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.17%
0.11%
0
0
8
663,949
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed 1st Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.27%
0.13%
0
0
3
162,621
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed 2nd Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
1
35,928
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.21%
0.16% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.21%
0.29%
0
0
1
64,798
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM 228
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
2
222,836
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.08%
0.06% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.12%
0.10%
0
0
3
378,342
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - ARM 327
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-05
0
0
0
0
1
58,288
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.15%
0.06% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.15%
0.06%
0
0
1
58,188
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Dec-05
4,700
98.57%
629,789,160
98.24%
1.43%
1.69%
0
0.00%
0
0.00%
345
7.42%
6.91%
68
10,820,624
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed 1st Lien
27-Dec-05
1,121
23.51%
128,527,637
20.05%
0.88%
1.04%
0
0.00%
0
0.00%
332
7.04%
6.54%
10
1,345,828
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed 2nd Lien
27-Dec-05
472
9.90%
22,348,911
3.49%
1.26%
1.83%
0
0.00%
0
0.00%
224
10.13%
9.62%
6
416,005
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM 228
27-Dec-05
2,441
51.20%
374,845,303
58.47%
1.65%
1.97%
0
0.00%
0
0.00%
355
7.48%
6.98%
41
7,528,628
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
ARM 327
27-Dec-05
666
13.97%
104,067,309
16.23%
1.62%
1.45%
0
0.00%
0
0.00%
355
7.06%
6.55%
11
1,530,163
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities I Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-05
27-Dec-05
N/A
25-Jan-06
23-Dec-05
Asset-Backed Certificates
Series 2005-HE11
ABN AMRO Acct: 723177.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Dec-2005 - 11:23 () (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..